UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549-1004

                                    Form 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: AUGUST 21, 2003
                        (Date of earliest event reported)

                         Commission file number 0-4065-1

                          Lancaster Colony Corporation
             (Exact name of registrant as specified in its charter)

             Ohio                                                13-1955943
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

        37 West Broad Street                                       43215
            Columbus, Ohio                                       (Zip Code)
(Address of principal executive offices)

                                  614-224-7141
              (Registrant's telephone number, including area code)

                                      None
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 7. Financial Statements and Exhibits

      (c) Exhibits:

          99.1  Press Release dated August 21, 2003, filed herewith.

Item 12. Results of Operations and Financial Position

      On August 21, 2003, Lancaster Colony Corporation issued a press release announcing its results for the three months and fiscal year ended June 30, 2003. The press release is attached as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       LANCASTER COLONY CORPORATION (REGISTRANT)

Date: August 21, 2003                  By: /s/ JOHN L. BOYLAN
                                           -------------------------------------
                                           John L. Boylan
                                           Treasurer, Vice President,
                                           Assistant Secretary and
                                           Chief Financial Officer
                                           (Principal Financial
                                           and Accounting Officer)

                                INDEX TO EXHIBITS

Exhibit
Number       Description                                            Located at
------       -----------                                            ----------

99.1         Press Release dated August 21, 2003................. Filed herewith